UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 31, 2024

Date of Report (Date of earliest event reported)

STRONG GLOBAL ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-41688	N/A
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

108 Gateway Blvd, Suite 204 Mooresville, NC	28117
(Address of principal executive offices)	(Zip Code)

(704) 994-8279

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Voting Shares, without par value	SGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 1.01 Entry into a Material Definitive Agreement.

On May 31, 2024, Strong Global Entertainment, Inc., a company governed by the laws of province of British Columbia (the “Company” or “Strong Global Entertainment”) and subsidiaries of Fundamental Global Inc., a Nevada corporation (“Fundamental Global”) entered into a definitive Arrangement Agreement, including a Plan of Arrangement, (the “Arrangement Agreement”) to combine the companies in an all-stock transaction (the “Arrangement”). Upon completion of the Arrangement, stockholders of the Company will receive 1.5 common shares of Fundamental Global, par value $0.001 for each share of the Company. Fundamental Global currently indirectly owns approximately 76% of the outstanding stock of the Company and consolidates the Company’s financial information in its financial statements filed with the Securities and Exchange Commission (the “SEC”).

The Arrangement and other transactions contemplated by the Arrangement Agreement (together the “Transaction”) were recommended by Strong Global Entertainment’s special committee to its Board of Directors and unanimously approved by its independent directors.

The Transaction is expected to close mid-2024, subject to customary closing conditions, including any necessary stockholder approval, and customary termination rights. Additional information about the Transaction will be provided in a joint proxy solicitation statement and registration statement on Form S-4 that will be filed by Fundamental Global and Strong Global Entertainment with the SEC.

The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the Arrangement Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The Arrangement Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or Fundamental Global or their respective subsidiaries and affiliates. The Arrangement Agreement contains representations and warranties by both the Company and Fundamental Global, made solely for the benefit of the parties. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties in negotiating the terms of the Arrangement Agreement, including information in confidential disclosures delivered in connection with the signing of the Arrangement Agreement. Moreover, certain representations and warranties in the Arrangement Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the Company and Fundamental Global, rather than establishing matters as facts. Accordingly, the representations and warranties in the Arrangement Agreement should not be relied on by any persons as characterizations of the actual state of facts about the Company, Fundamental Global or their respective subsidiaries or affiliates at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Arrangement Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01 Regulation FD Disclosure

On May 31, 2024, the Company and Fundamental Global issued a joint press release announcing the Transaction. A copy of that press release is furnished on Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01 and in Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of either Fundamental Global or Strong Global Entertainment, nor does it constitute a solicitation of any vote or approval. The proposed arrangement described above will be submitted to stockholders for their consideration and approval. Fundamental Global and Strong Global Entertainment plan to file relevant materials with the SEC, including a joint proxy statement and registration statement on Form S-4 (the “Joint Registration”). Promptly after filing the Joint Registration with the SEC, Fundamental Global and Strong Global Entertainment will mail the definitive materials to each stockholder entitled to vote relating to the transaction. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE JOINT REGISTRATION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The Joint Registration and other relevant materials in connection with the transaction (when they become available) and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov), at the Fundamental Global website (https://fundamentalglobal.com/), and at Strong Global Entertainment’s website (https://strong-entertainment.com/). In addition, Fundamental Global security holders will be able to obtain free copies of the Joint Registration from Fundamental Global by contacting Fundamental Global’s Secretary at investors@fundamentalglobal.com, and Strong Global Entertainment security holders will be able to obtain free copies of the Joint Registration from Strong Global Entertainment by contacting Strong Global Entertainment’s Secretary at IR@strong-entertainment.com.

Certain Information Regarding Participants

Fundamental Global, Strong Global Entertainment, and their respective directors, executive officers, and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from stockholders in connection with the proposed transaction. Information about the directors and executive officers of Fundamental Global is set forth in its Form 10-K filed March 13, 2024. To the extent holdings of such directors and executive officers in Fundamental Global’s securities are not reported, or have changed since the amounts described in the Form 10-K, such changes may be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of Strong Global Entertainment is set forth in its Form 10-K/A filed April 29, 2024. To the extent holdings of such directors and executive officers in Strong Global Entertainment’s securities are not reported, or have changed since the amounts described in the Form 10-K/A, such changes may be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Registration and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

Fundamental Global Inc.

Fundamental Global Inc. (Nasdaq: FGF, FGFPP) and its subsidiaries engage in diverse business activities including reinsurance, asset management, merchant banking, manufacturing and managed services.

The FG® logo and Fundamental Global® are registered trademarks of Fundamental Global LLC.

Strong Global Entertainment, Inc.

Strong Global Entertainment, Inc. (NYSE America: SGE), a majority owned subsidiary of Fundamental Global Inc., is a leader in the entertainment industry, providing mission critical products and services to cinema exhibitors and entertainment venues for over 90 years. The Company manufactures and distributes premium large format projection screens, provides comprehensive managed services, technical support and related products and services primarily to cinema exhibitors, theme parks, educational institutions, and similar venues. In addition to traditional projection screens, the Company manufactures and distributes its Eclipse curvilinear screens, which are specially designed for theme parks, immersive exhibitions, as well as simulation applications. It also provides maintenance, repair, installation, network support services and other services to cinema operators, primarily in the United States.

Forward Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are therefore entitled to the protection of the safe harbor provisions of these laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “budget,” “can,” “contemplate,” “continue,” “could,” “envision,” “estimate,” “expect,” “evaluate,” “forecast,” “goal,” “guidance,” “indicate,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “possibly,” “potential,” “predict,” “probable,” “probably,” “pro-forma,” “project,” “seek,” “should,” “target,” “view,” “will,” “would,” “will be,” “will continue,” “will likely result” or the negative thereof or other variations thereon or comparable terminology. In particular, discussions and statements regarding the Company’s future business plans and initiatives are forward-looking in nature. We have based these forward-looking statements on our current expectations, assumptions, estimates, and projections. While we believe these to be reasonable, such forward-looking statements are only predictions and involve a number of risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance, or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, and may impact our ability to implement and execute on our future business plans and initiatives. Management cautions that the forward-looking statements in this release are not guarantees of future performance, and we cannot assume that such statements will be realized or the forward-looking events and circumstances will occur. Factors that might cause such a difference include, without limitation: failure to satisfy the conditions precedent and required approvals in connection with the Transaction, termination of the Transaction, delays or amendments to the implementation of the Transaction, costs relating to the Transaction having to be paid even if the Transaction is not completed, losses arising from any misrepresentations in the representations, warranties and covenants of the Company pursuant to the plan of arrangement, the stock exchanges not approving the Transaction and the shareholders not approving the Transaction. Our expectations and future plans and initiatives may not be realized. If one of these risks or uncertainties materializes, or if our underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated or projected. You are cautioned not to place undue reliance on forward-looking statements. The forward-looking statements are made only as of the date hereof and do not necessarily reflect our outlook at any other point in time. We do not undertake and specifically decline any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect new information, future events or developments.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*†	Arrangement Agreement, including a Plan of Arrangement, by and between FG Holdings Quebec Inc., Strong Global Entertainment, Inc. and 1483530 B.C. LTD, dated May 31, 2024
99.1	Press Release, dated May 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain terms have been omitted pursuant to Item 601(b)(2)(ii) of Regulation S-K. The Registrant hereby undertakes to furnish copies of any of the terms upon request by the SEC.

† Exhibits and schedules to this Exhibit have been omitted pursuant to Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRONG GLOBAL ENTERTAINMENT, INC.

Date: June 3, 2024	By:	/s/ Todd R. Major
Todd R. Major
Chief Financial Officer